UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2007
                                                  ------------------

                         COACTIVE MARKETING GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      0-20394                 06-1340408
----------------------------       ------------       ----------------------
(State or other jurisdiction       (Commission           (I.R.S. Employer
      of incorporation)            File Number)       Identification Number)


                  75 Ninth Avenue, New York, New York    10011
               --------------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 660-3800
                                                           ---------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of
            Certain Officers.

         Effective October 24, 2007, Denise Felitti resigned as the Vice President - Controller of CoActive Marketing Group, Inc. (the "Company"), in which capacity she had served as the Company's principal accounting officer. Following such resignation, Fred Kaseff, the Company's Chief Financial Officer, serves as the Company's principal accounting officer.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 26, 2007

                                       COACTIVE MARKETING GROUP, INC.


                                       By: /s/ CHARLIE TARZIAN
                                           -------------------------------------
                                           Charlie Tarzian,
                                           Chief Executive Officer